UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

RLI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	RLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)	On May 7, 2020, RLI Corp. (“Company”) held its annual meeting of shareholders (“Annual Meeting”).

(b)	At the Annual Meeting, the Company’s shareholders voted on the following four proposals and cast their votes as described below.

1. The nominees for election to the Board of Directors were elected at the Annual Meeting, each to hold office for a one-year term expiring at the next annual meeting, based upon the following votes:

	For	Withheld	Broker Non-Votes
Election of Directors:	—	—
Kaj Ahlmann	36,805,152	783,611	2,894,563
Michael E. Angelina	37,268,423	320,340	2,894,563
John T. Baily	36,096,154	1,492,609	2,894,563
Calvin G. Butler, Jr.	36,869,965	718,798	2,894,563
David B. Duclos	37,284,838	303,925	2,894,563
Susan S. Fleming	36,584,848	1,003,915	2,894,563
Jordan W. Graham	36,902,971	685,792	2,894,563
Jonathan E. Michael	36,946,897	641,866	2,894,563
Robert P. Restrepo, Jr.	37,012,946	575,817	2,894,563
Debbie S. Roberts	37,337,158	251,605	2,894,563
Michael J. Stone	37,307,557	281,206	2,894,563

2. The proposal to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
38,129,488	2,333,474	20,364	⸺

3. The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the proxy materials, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
36,499,793	959,167	129,803	2,894,563

4. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016 was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
39,672,579	742,218	68,529	⸺

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: May 8, 2020	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Sr. Vice President, Chief Legal Officer & Corporate Secretary